EXHIBIT 10(iii)7

THE IT GROUP, INC.
NON-QUALIFIED STOCK OPTION AGREEMENT
Pursuant to the
1996 STOCK INCENTIVE PLAN

          This Non-Qualified Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated on Attachment A by and between The IT Group, Inc., a Delaware corporation (the "Company"), and the person named on Attachment A as Optionee.

          WHEREAS, Optionee is an employee or director of the Company or any of its subsidiaries or affiliates; and

          WHEREAS, pursuant to the Company's 1996 Stock Incentive Plan (the "1996 Plan"), the committee of the Board of Directors of the Company administering the 1996 Plan (the "Committee") has approved the grant to Optionee of a non-qualified option to purchase shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1.           Grant of Option; Certain Terms and Conditions. The Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant indicated on Attachment A, an option or options (the "Option") to purchase the number of shares of Common Stock indicated on Attachment A (the "Option Shares") at the Exercise Price per share indicated on Attachment A, which Exercise Price shall not be less than the market value of the Option Shares on the Date of Grant. The Option shall expire at 5:00 p.m., Pittsburgh time, on the Expiration Date indicated on Attachment A and shall be subject to all of the terms and conditions set forth in this Agreement. The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code. On each anniversary of the Date of Grant, the Option shall become exercisable to purchase ("vest with respect to") that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated on Attachment A.

          2.           Acceleration and Termination of Option.

                       (a)           Termination of Employment.

                                (i)            Retirement. In the event that Optionee shall cease to be an employee of the Company or any of its subsidiaries or affiliates (such event shall be referred to herein as the "Termination" of such employee's "Employment") by reason of retirement, which retirement, if Optionee is an employee of the Company or any of its subsidiaries, is in accordance with the Company's then-current retirement practices, then the Option shall fully vest with respect to all Option Shares upon the date of such Termination of Employment and shall terminate on the second anniversary of the date of such Termination of Employment.

                                (ii)            Death or Permanent Disability. If Optionee's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Optionee, then the Option shall fully vest with respect to all Option Shares upon the date of such Termination of Employment, shall be exercisable by Optionee or, in the event of death, the person or persons to whom Optionee's rights under the Option shall have passed by will or by the applicable laws of descent or distribution, and shall terminate on the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Optionee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Committee in such form and manner, and at such times, as the Committee may require. Any determination by the Committee that Optionee does or does not have a Permanent Disability shall be final and binding upon the Company and Optionee.

                                (iii)            Termination for Cause. If Optionee's Employment is Terminated for cause, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate one (1) month from the date of such Termination of Employment.

                                (iv)            Other Termination. If Optionee's Employment is Terminated for any reason other than those enumerated in (i) through (iii) of this Section 2(a), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate ninety (90) days after the date of such Termination of Employment.

                       (b)           Termination of Director Status.

                                (i)            Retirement, Permanent Disability or Death. In the event the Optionee shall cease to be a director of the Company or any of its subsidiaries or affiliates (such event shall be referred to herein as the "Termination" of such director's "Status") by reason of retirement as a director, death or Permanent Disability, the provisions applicable to employees of the Company or any of its subsidiaries or affiliates set forth in Sections 2(a)(i) and 2(a)(ii) shall be applicable, as appropriate. As used in this Section 2(b)(i), if Optionee is a director of the Company or any of its subsidiaries, retirement of a director shall mean such director has completed his or her term(s) as a director of the Company or any of its subsidiaries in accordance with the charter and bylaws of the Company or any such subsidiary.

                                (ii)            Other Termination. In the event the Optionee shall cease to be a director of the Company or any of its subsidiaries or affiliates for any other reason, the provisions applicable to employees of the Company or any of its subsidiaries or affiliates set forth in Section  2(a)(iv) shall be applicable, as appropriate.

                       (c)           Death Following Termination of Employment. Notwithstanding anything to the contrary in this Agreement, if Optionee shall die at any time after the Termination of his or her Employment or Status and prior to the Expiration Date, then the remaining vested but unexercised portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

                       (d)           Acceleration of Option Upon a Change of Control. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, the Option shall fully vest with respect to all Option Shares immediately prior to a Change of Control (as hereinafter defined), provided that no such vesting shall occur (A) in the case of a Change of Control of the type described in (ii) or (iii) below, if a two-thirds majority of the members of the Company's Board of Directors affirmatively recommends such Change of Control to the Company's stockholders, or (B) in the case of a Change of Control of the type described in (i) or (v) below, if a two-thirds majority of the Company's Board of Directors approves such Change of Control. A "Change of Control" shall mean the first to occur of the following events:

                                (i)            any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors and/or were elected by the holders of the Cumulative Convertible Participating Preferred Stock of the Company cease to constitute a majority of the directors of the Company;

                                (ii)            a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company,

                                (iii)            the acquisition of substantially all of the property and assets of the Company by any person or entity;

                                (iv)            the dissolution or liquidation of the Company; or

                                (v)            the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Exchange Act) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 35% or more of the voting power of the Company; provided, however, that the terms "person" and "entity," as used in this subsection (v), shall not include (x) the Company, any of its subsidiaries, The Carlyle Group and its Affiliates (y) any employee benefit plan of the Company or any of its subsidiaries, or (z) any entity holding voting securities of the Company for or pursuant to the terms of any such plan.

                       (e)           Other Events Causing Termination of Option. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate on the thirtieth day following the date of the consummation of either of the following events, or upon such later date as shall be determined by the Committee:

                                (i)            the dissolution or liquidation of the Company;

                                (ii)            the acquisition of substantially all of the property and assets of the Company by any person or entity, unless the terms of such acquisition shall provide otherwise.

          3.            Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property, shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or, subject to the other provisions of this Agreement, in the event that substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

          4.           Exercise. The Option shall be exercisable during Optionee's lifetime only by Optionee, by his or her guardian or legal representative, and after Optionee's death only by the person or entity entitled to do so under Optionee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise pursuant to the notice procedures set forth in Section 6 hereof, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by a cashier's or certified bank check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part at, the election of the Optionee, either (A) by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance or (B) by authorizing the withholding by the Company of shares of Common Stock that otherwise would be issued to the Optionee as a result of the exercise of the Option (such shares to be valued in either case on the basis of the aggregate fair market value thereof on the date of such exercise), provided that (i) Optionee shall have obtained the prior written approval of the Committee to pay the Exercise Price pursuant to the methods set forth in clauses (A) or (B) of this Section 4 and (ii) the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

          5.           Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, concurrently with such exercise, pay such amount to the Company in cash or by cashier's or certified bank check payable to the Company; provided however, that payment of such amount may instead be made, in whole or in part, at the election of the Optionee, (A) either by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance or (B) by authorizing the withholding by the Company of shares of Common Stock that otherwise would be issued to the Optionee as a result of the exercise of the Option (such shares to be valued in either case on the basis of the aggregate fair market value thereof on the date of such exercise), provided that (i) the Company is not then prohibited from purchasing or acquiring such shares of Common Stock, and (ii) Optionee shall have obtained the prior written approval of the Committee to pay such amount pursuant to the methods set forth in clauses (A) or (B) of this Section 5.

          6.           Notices. Any notice given to the Company shall be addressed to the Company at 2790 Mosside Boulevard, Monroeville, Pennsylvania 15146, Attention: Secretary, or at such other address as the Company may hereinafter designate in writing to Optionee. Any notice given to Optionee shall be sent to the address set forth below Optionee's signature hereto, or at such other address as Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when sent by prepaid certified or registered mail and deposited in a post office or branch post office regularly maintained by the United States Government.

          7.           Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

          8.            Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

          9.           1996 Plan. The Option is granted pursuant to the 1996 Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the 1996 Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Optionee, without his or her consent, of the Option or of any of Optionee's rights under this Agreement provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Change of Control that such amendment is not reasonably likely to significantly diminish the benefits provided under such Option, or that any such diminishment has been adequately compensated. The interpretation and construction by the Committee of the 1996 Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the 1996 Plan shall be final and binding upon Optionee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the 1996 Plan, in its then-current form, to Optionee or any other person or entity then entitled to exercise the Option.

          10.           Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

          11.           Employment Rights. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Optionee, if Optionee is an employee of the Company or any of its subsidiaries, any right to (i) continue in the employ of the Company or any of its subsidiaries or (ii) participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the 1996 Plan, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Optionee, with or without cause, (c) confer upon Optionee, if Optionee is an employee or director of any of the Company's affiliates, any right to continue his or her relationship with the Company notwithstanding that Optionee remains an employee or director of an affiliate of the Company, (d)  if Optionee is an employee or director of an affiliate of the Company, affect the right of the Company to discontinue its relationship with such Optionee or Optionee's employer or (e) confer upon Optionee, if Optionee is a director of the Company or any of its subsidiaries, any right to continue as a director of the Company or any of its subsidiaries, if such Optionee's status as a director has otherwise terminated. The Optionee, if Optionee is an employee of the Company or any of its subsidiaries, hereby acknowledges and agrees that the Company and each of its subsidiaries may terminate the employment of Optionee at any time and for any reason, or for no reason, unless Optionee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise.

          12.           Governing Law. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement as of the Date of Grant.

THE IT GROUP, INC.
NON-QUALIFIED STOCK OPTION AGREEMENT
Pursuant to the
1996 STOCK INCENTIVE PLAN

ATTACHMENT A

Optionee:

Grant Number
Date of Grant:
No. of Shares Purchasable:
Exercise Price Per Share:
Expiration Date:
Annual Vesting Rate:

The IT Group, Inc.		Optionee

By:

	James G. Kirk Secretary	Name (Signature)

Street Address

City, State and Zip Code

Social Security Number